                   MONTHLY STATEMENT CAPITAL ONE MASTER TRUST
                                  SERIES 1998-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of
September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and
Servicing Agreement"), among Capital One Funding, LLC, as Transferor, Capital
One Bank, as Servicer, and The Bank of New York, as trustee (the "Trustee"),
Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the
Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution
Date of August 15, 2002, and with respect to the performance of the Trust during the month July, 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate
(a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.
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
A) Information Regarding Distributions to the Class A Certificateholders
   (Stated on the Basis of $1,000 Original Principal Amount)

1)     The total amount of the distribution to Class A Certificateholders on August 15, 2002
       per $1,000 Original Principal Amount                                                                             5.2583333400
                                                                                                                  ------------------
2)     The amount of the distribution set forth in paragraph 1 above in respect of interest
       on the Class A Certificates, per $1,000 Original Principal Amount                                                5.2583333400
                                                                                                                  ------------------
3)     The amount of the distribution set forth in paragraph 1 above in respect of principal
       of the Class A Certificates, per $1,000 Original Principal Amount                                                0.0000000000
                                                                                                                  ------------------
B) Class A Investor Charge Off's and Reimbursement of Charge Off's
1)     The amount of Class A Investor Charge Off's                                                                      0.0000000000
                                                                                                                  ------------------
2)     The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
       Original Principal Amount                                                                                        0.0000000000
                                                                                                                  ------------------
3)     The total amount reimbursed to the Trust in respect of Class A Investor Charge Off's                             0.0000000000
                                                                                                                  ------------------
4)     The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-1 Investor Certificateholder's
       Investment)                                                                                                      0.0000000000
                                                                                                                  ------------------
5)     The amount, if any, by which the outstanding principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date            0.0000000000
                                                                                                                  ------------------
C) Information Regarding Distributions to the Class B Certificateholders
   (Stated on the Basis of $1,000 Original Principal Amount)
                                                                                                                  ------------------
1)     The total amount of the distribution to Class B Certificateholders on August 15, 2002
       per $1,000 Original Principal Amount.                                                                            5.2966666187
                                                                                                                  ------------------
2)     The amount of the distribution set forth in paragraph 1 above in respect of interest
       on the Class B Certificates, per $1,000 Original Principal Amount.                                               5.2966666187
                                                                                                                  ------------------
3)     The amount of the distribution set forth in paragraph 1 above in respect of principal
       of the Class B Certificates, per $1,000 Original Principal Amount.                                               0.0000000000
                                                                                                                  ------------------
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                                                                   Page 13 of 60
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
D) Class B Investor Charge Off's and Reimbursement of Charge Off's

1)     The amount of Class B Investor Charge Off's                                                                      0.0000000000
                                                                                                                  ------------------
2)     The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
       Original Principal Amount                                                                                        0.0000000000
                                                                                                                  ------------------
3)     The total amount reimbursed to the Trust in respect of Class B Investor Charge Off's                             0.0000000000
                                                                                                                  ------------------
4)     The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-1 Investor Certificateholder's
       Investment)                                                                                                      0.0000000000
                                                                                                                  ------------------
5)     The amount, if any, by which the outstanding principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date            0.0000000000
                                                                                                                  ------------------
E) Information Regarding Distributions to the Class C Certificateholders
   (Stated on the Basis of $1,000 Original Principal Amount)

1)     The total amount of the distribution to Class C Certificateholders on August 15, 2002
       per $1,000 Original Principal Amount.                                                                            2.4014237126
                                                                                                                  ------------------
2)     The amount of the distribution set forth in paragraph 1 above in respect of interest
       on the Class C Certificates, per $1,000 Original Principal Amount.                                               2.4014237126
                                                                                                                  ------------------
3)     The amount of the distribution set forth in paragraph 1 above in respect of principal
       of the Class C Certificates, per $1,000 Original Principal Amount.                                               0.0000000000
                                                                                                                  ------------------
F) Class C Investor Charge Off's and Reimbursement of Charge Off's
1)     The amount of Class C Investor Charge Off's                                                                      0.0000000000
                                                                                                                  ------------------
2)     The amount of Class C Investor Charge Off's set forth in paragraph 1 above, per $1,000
       Original Principal Amount                                                                                        0.0000000000
                                                                                                                  ------------------
3)     The total amount reimbursed to the Trust in respect of Class C Investor Charge Off's                             0.0000000000
                                                                                                                  ------------------
4)     The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1998-1 Investor Certificateholder's
       Investment)                                                                                                      0.0000000000
                                                                                                                  ------------------
5)     The amount, if any, by which the outstanding principal balance of the Class C Certificates
       exceeds the Class C Invested Amount after giving effect to all transactions on such Distribution Date            0.0000000000
                                                                                                                  ------------------
G) The Available Cash Collateral Amount as of the close of business on the preceding Distribution Date (after Giving effect to any withdrawal from the
   Collateral Account) was equal to                                                                                     9,456,264.78
                                                                                                                  ------------------
H) The Required Cash Collateral Amount as of the close of business on the upcoming Distribution Date, after giving effect to any withdrawal from the Cash
   Collateral Account and payments to the Class C Interest Holder on such
   Distribution Date, will be equal to                                                                                  9,456,264.78
                                                                                                                  ------------------
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